                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of report: September 16, 1996


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Carter)

                                  EXHIBITS

  Delaware                        33-80055                        38-2748796
  --------                        --------                        ----------

(State of incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)

                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

       The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended August 31, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

       Designation             Description              Method of Filing
       -----------             -----------              ----------------

       Exhibit 20          Report for the month ended   Filed with this report.
                           August 31, 1996 provided to
                           Citibank, N.A., as trustee
                           under the Volkswagen
                           Credit Auto Master Trust,
                           Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              Volkwagen Credit Auto Master Trust



                                              By: Volkswagen Credit Auto
                                                   Receivables Corporation


                                              By: /s/ Allen L. Strang
                                                  --------------------------

VW CREDIT, INC. -- SERVICER                                                                                            PAGE 1
15-SEP-96
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
- -----------------------------------------------------------------------------------------------------------------------------------


TRANSACTION SUMMARY                                           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
- -------------------                                           --------------------------------------------------
                                   From             To     Days
                                   ----             --     ----
Current Collection Period          8/15/96        9/14/96  31 Net losses as a % of Avg. Receivables Balance (annualized)  0.00%

Series Allocation                         100.00%              PORTFOLIO AND DEALERSHIP STATISTICS
 Percentage                                                   -----------------------------------

Initial Principal Balance        $375,000,000.00              Used Vehicle Receivables' Balance                      $28,715,795.06
Outstanding Principal Balance    $375,000,000.00              Used Vehicle Percentage                                        7.172%
                                                              Used Vehicle Percentage During Last Collection Period          7.009%
Amount Invested in Receivables
 on Series Issuance Date         $375,000,000.00              Early Amortization Event?                               NO
Initial Invested Amount          $375,000,000.00              Largest Dealer or Dealer Affiliation Balance           $20,338,870.42
Invested Amount at the
 Beginning of Period             $375,000,000.00              Largest Dealer Percentage                                      4.640%
Invested Amount                  $322,076,539.76
Required Subordinated Amount      $63,719,059.01              Aggregate Principal Amount of Receivables of
                                                               Dealers over 2%                                       $21,089,211.01

Excess Funded Amount              $52,923,460.24              Aggregate % Principal Amount of Receivables of  Dealers
                                                               over 2%                                                       4.811%

Available Subordinated Amount
 (previous period)                           N/A               SUMMARY OF COLLECTIONS
                                                               ----------------------
Inremental Subordinated Amount
(previous period)                            N/A

                                                               Aggregate Amount of Collections                      $212,492,828.32
RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT                      Aggregate Amount of Interest Collections               $3,481,778.78
- -----------------------------------------
                                                               Investment Proceeds                                            $0.00
Yield Supplement Account Initial    $1,875,000.00              Aggregate Amount of Principal Collections            $209,011,049.54
 Initial Deposit
Yield Supplement Account            $1,875,000.00              Asset Receivables Rate                                        7.645%
 Beginning Balance
Yield Supplement Account            $1,875,000.00              Use Asset Receivables Rate?                            NO
 Required Amount
                                                               Carryover Amount (this Distribution Date)                        N/A
Reserve Fund Initial                $1,875,000.00              Total Carryover Amount                                           N/A
 Deposit
Reserve Fund Required               $1,875,000.00
 Amount
Reserve Fund Beginning              $1,875,000.00              PAYMENT RATE INFORMATION
 Balance                                                       ------------------------

Outstanding Carryover
 Amount - Beginning Balance                 $0.00              Monthly Payment Rate                                  49.84%
Yield Supplement Account Draw Amount        $0.00              Previous Collection Period Monthly Payment Rate       51.04%
Outstanding Carryover Amount -
 Ending Balance                             $0.00              Monthly Payment Rate 3 months ago                     43.87%
Yield Supplement Account
 Balance - Ending Balance           $1,875,000.00              3-month Average Payment Rate                          48.25%
Yield Supplement Account
 Required Deposit Amount                    $0.00              12-month Minimum Payment Rate                         43.87%
                                                               Early Amortization Event?                               NO
Reserve Fund Draw Amount                    $0.00
Reserve Fund Ending Balance         $1,875,000.00              ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                               ---------------------------------------------
Reserve Fund Required                    $0.00
 Deposit Amount
                                                               Extend Revolving Period?                                YES
1-month LIBOR Rate (annualized)        5.4218800%              Last Day of Revolving Period                            N/A
 (annualized)
Certificate Coupon (annualized)        5.5818800%              Invested Amount as of Last Day of Revolving Period      N/A
Prime Rate (annualized)                8.2500000%              Accumulation Period Length (months)                     N/A
Servicing Fee Rate (annualized)            1.000%              First Accumulation Date                           TO BE DETERMINED
Excess Spread                          2.0481200%              Expected Final Payment Date                             N/A
                                                               Required Participation Percentage                      4.00%
TRUST PRINCIPAL RECEIVABLES                                    Principal Funding Account Balance                              $0.00
- ---------------------------
                                                               Principal Payment Amount                                       $0.00
Pool Balance at the
 Beginning of Period              $438,367,953.41              Controlled Deposit Amount                                      $0.00

Pool Balance at the Ending of
 Period                           $400,359,781.88
Average Aggregate                 $419,363,867.65              TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
 Principal Balance                                             -----------------------------------------

Aggregate Principal               $209,011,049.54              CERTIFICATEHOLDERS
 Collections                                                   ------------------

New Principal Receivables                    $171,002,878.01          i.   Monthly Interest Distribution              $1,802,482.08
Receivables Added for Additional Accounts              $0.00          ii.  Monthly Servicing Fee Distribution           $268,397.12
Investor Default Amount                                $0.00          iii. Reserve Fund Deposit Amount Distribution           $0.00
Net Losses                                             $0.00          iv.  Investor Default Amount Distribution               $0.00
Monthly Interest Accrued, but not Paid                 $0.00          v.   Outstanding Carryover Amount Distribution          $0.00
Ineligible Receivables                                 $0.00          vi.  Yield Supplement Account Deposit Amount
Ineligible Receivables in Prior Collection Period      $0.00                Distribution                                      $0.00
                                                                                                                              -----
                                                                              Excess Servicing                          $907,593.64


Defaulted Receivables in Ineligible and                $0.00
 Overconc. Accounts
                                                                      Excess Servicing (Previous Period)               $1,115,708.97

MISCELLANEOUS DATA
- ------------------
                                                                      DEFICIENCY AMOUNT
                                                                      -----------------
Recoveries on Receivables Written Off                  $0.00
Spread Over Prime for Portfolio                        0.38%          Deficiency Amount                                         $0.0

Weighted Average Interest Rate                         8.63%          Draw Amount                                               $0.0



VW CREDIT, INC. -- SERVICER                                              PAGE 2
15-SEP-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------


                  COLLECTIONS           ACCRUAL      DISTRIBUTION
                  -----------           -------      ------------
From:               15-Aug-96
To:                 14-Sep-96
Days:                      30

 LIBOR             5.4218800%
  RATE
(1 month)

SERIES #               1   Active
VCI                   N/A
RATING:

              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                           SERIES                                          EXCESS        REQUIRED         REQUIRED       OUTSTANDING

SERIES       SERIES      ALLOCATION      INVESTED       SUBORDINATED       FUNDED      PARTICIPATION   PARTICIPATION     CERTIFICATE

NUMBER       NAME       PERCENTAGE       AMOUNT           AMOUNT          AMOUNT       PERCENTAGE         AMOUNT          BALANCE
- ------       ----       ----------       ------           ------          ------       ----------         ------          -------
        Trust                      $322,076,539.76  $63,719,059.01  $52,923,460.24       N/A        $12,883,061.59
      1 Series          100.00%    $322,076,539.76  $63,719,059.01  $52,923,460.24      4.00%       $12,883,061.59  $375,000,000.00
                             1996-1


VW CREDIT, INC. -- SERVICER                                                                                                   PAGE 3

15-SEP-96
                                         VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------



INITIAL AMOUNTS                                                         EXCESS SPREAD CALCULATION
- ---------------                                                         -------------------------
Initial Invested Amount               $375,000,000.00                 Weighted Average Rate Charged to Dealers            8.63%
Invested Amount                       $322,076,539.76                 LIBOR                                               5.42%
Controlled Accumulation Amount                  $0.00                 Certificate Rate (LIBOR+16 b.p.)                    5.58%
Required Subordinated Amount          $ 63,719,059.01                 Servicing Fee Rate                                  1.00%
Annualized Servicing Fee Rate                   1.00%                 Investor Net Losses                                 0.00%
                                                                                                                          ----
First Controlled Accumulation Date       TO BE DETERMINED             Excess Spread                                       2.05%
Accumulation Period Length (months)            N/A
Expected Final Payment Date                    N/A
Initial Settlement Date                     28-Mar-96
Required Participation Percentage             4.00%
Subordinated Percentage                      14.29%



SERIES 1996-1 MONTHLY REPORTING
- -------------------------------
                                                                                  REQUIRED            EXCESS
                                        SERIES 1996-1          INVESTED         SUBORDINATED          FUNDING
PRINCIPAL RECEIVABLES                       TOTAL               AMOUNT             AMOUNT             AMOUNT
- ---------------------                       -----               ------             ------             ------

Series Allocation Percentage                100.00%
Beginning Balance                       $375,000,000.00      $375,000,000.00      $63,719,059.01     $52,923,460.24
 Floating Allocation Percentage               85.54%           85.54%
 Fixed Allocation Percentage                   N/A

Principal Collections                   $209,011,049.54      $209,011,049.54         N.A.               N.A.
New Principal Receivables               $171,002,878.01      $171,002,878.01         N.A.               N.A.
Principal Default Amounts                         $0.00                $0.00         N.A.               N.A.
Receivables Added for Additional
 Accounts                                         $0.00                $0.00         N.A.               N.A.
Controlled Deposit Amount                         $0.00                  N/A         N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                              85.88707727%

Ending Balance                          $375,000,000.00      $375,000,000.00      $76,146,706.36              $0.00
 Floating Allocation                             93.67%        93.67%
   Percentage

NON-PRINCIPAL RECEIVABLES
- -------------------------

Interest Collections                      $2,978,472.84
Recoveries on Receivables Written Off             $0.00
Investment Income                                 $0.00


VW CREDIT, INC. -- SERVICER                                         PAGE 4
15-SEP-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------


SUBORDINATED AMOUNT & RESERVE FUND                     CURRENT      PREVIOUS
- ----------------------------------                     -------      --------

Available Subordination Amount (Previous)                       N/A        N/A
 Required Subordination Draw Amount                           $0.00        N/A
 Reserve Fund Funds to Inv. Default Amount                    $0.00        N/A
 Excess Servicing (Previous Period)                   $1,115,708.97        N/A
(a) Available Subordinated Amount?                              N/A        N/A

(b) Available Subordinated Amount?                              N/A        N/A

Available Subordinated Amount                        $63,719,059.01        N/A

Incremental Subordinated Amount                      $19,389,246.28        N/A
 Overconcentration Amount                            $21,089,211.01        N/A

Beginning Reserve Fund Balance                       $ 1,875,000.00        N/A
Reserve Fund Required Balance                        $ 1,875,000.00        N/A
Reserve Fund Draw                                    $         0.00        N/A
Reserve Fund Required Deposit                        $         0.00        N/A
Reserve Fund Deposit Amount                          $         0.00        N/A
Reserve Fund Release                                 $         0.00        N/A
Ending Reserve Fund Balance                          $ 1,875,000.00        N/A

REQUIRED INTEREST DISTRIBUTIONS
- ----------------------------------------

Available Interest Collections                       $ 3,481,778.78        N/A
 Certificateholder Interest Collections              $ 2,978,472.84        N/A
 Subordinate Interest Collections                    $   506,094.63        N/A
Investment Income                                    $         0.00        N/A
Reserve Fund Balance                                 $ 1,875,000.00        N/A
                                                     --------------
Total Interest  Available                            $ 5,359,567.47        N/A

Interest Shortfall                                   $         0.00        N/A
Additional Interest                                  $         0.00        N/A
Carry-over Amount                                    $         0.00        N/A
Carry-over Shortfall                                 $         0.00        N/A
Additional Carry-over Shortfall                      $         0.00        N/A

Monthly Servicing Fee                                $   349,469.89        N/A
Investor Monthly Servicing Fee                       $   268,397.12        N/A